UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 13, 2013

RADIANT LOGISTICS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35392	04-3625550
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 114th Avenue, S.E., Third Floor, Bellevue, WA 98004

(Address of Principal Executive Offices) (Zip Code)

(425) 943-4599

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 13, 2013, Radiant Logistics, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2013. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 of this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 7.01 Regulation FD Disclosure.

On November 14, 2013, the Company held an earnings conference call regarding the financial results of its quarter ended September 30, 2013. The transcript of that earnings conference call is attached hereto as Exhibit 99.2.

The reconciliations of any Non-GAAP measures included in this transcript to their comparable GAAP measures were included in the Company’s earnings press release dated November 13, 2013, which is included as Exhibit 99.1.

The information furnished pursuant to Item 7.01, including Exhibit 99.2, is being furnished and shall not be deemed “filed” for purposes of the Exchange Act, or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

No.	Description

99.1	Press Release, dated November 13, 2013, announcing financial results for the quarter ended September 30, 2013.

99.2	Transcript of Earnings Conference Call, dated November 14, 2013.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Radiant Logistics, Inc.

Date: November 18, 2013	By:	/s/ Robert L. Hines, Jr.
Robert L. Hines, Jr.
General Counsel